UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2012

CALPINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002

(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code: (713) 830-2000

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02 -	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01 -	FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

Explanatory Note

Following the original filing of the Form 8-K on December 26, 2012, the Company discovered that it had inadvertently checked the incorrect item tag in the submission (item 5.01 rather than 5.02). The Company is filing this Form 8-K/A to include the correct item tag. No disclosure was changed as a result of this error.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Amendment to the Executive Employment Agreement with Jack A. Fusco, His Resignation as President and His Restricted Stock Award

On December 21, 2012, the Board of Directors (the “Board”) of Calpine Corporation (the “Company”) approved an amendment, effective December 21, 2012 (the “Fusco Amendment”), to the executive employment agreement, dated August 10, 2008, by and between the Company and Jack A. Fusco (the “Fusco Agreement”). The Fusco Amendment extends the current term of the Fusco Agreement through December 31, 2015 (the “Extended Term”). Mr. Fusco has served as the Company’s President and Chief Executive Officer since August 2008 when he joined the Company. Effective December 21, 2012, and pursuant to the Fusco Amendment, Mr. Fusco resigned as the Company’s President, and will continue to serve as the Company’s Chief Executive Officer and a member of the Board through the Company’s annual meeting of shareholders in May 2014 (the “Initial Term”). Immediately following the Initial Term, Mr. Fusco will resign as the Company’s Chief Executive Officer and continue to be employed as the Company’s Executive Chairman through the remainder of the Extended Term.

Under the Fusco Amendment, Mr. Fusco is entitled to receive an annual base salary during the Initial Term of $1,300,000 and an annual base salary during the remainder of the Extended Term of 50% of his base salary in effect at the end of the Initial Term. The Fusco Amendment also provides that Mr. Fusco is entitled during the Extended Term to receive the annual cash target performance bonus that was provided for under the Fusco Agreement, and that for the 2015 fiscal year, he is entitled to receive a prorated bonus based on actual achievement of 2015 performance targets, provided that he remains employed through the end of the Extended Term.

Pursuant to the Fusco Amendment, Mr. Fusco is entitled to receive the following equity-based awards under the Company’s 2008 Amended and Restated Equity Incentive Plan: (i) no later than December 31, 2012, restricted stock equal to $5,000,000 divided by the fair market value of a share of the Company’s common stock as of the grant date, which award will vest ratably on each of the first three anniversaries of the grant date; (ii) no later than each of February 28, 2013 and February 28, 2014, performance shares equal to $2,500,000 divided by the fair market value of a share of the Company’s common stock as of the grant date, which awards will vest on the third anniversary of the grant date and be settled within ten days of the applicable vesting date in shares of the Company’s common stock, ranging from 0% to 200% of the number of performance shares granted, based on actual performance against predetermined threshold, target and maximum performance goals, as set forth in the applicable award agreements; (iii) no later than each of February 28, 2013 and February 28, 2014, restricted stock units equal to $2,500,000 divided by the fair market value of a share of the Company’s common stock as of the grant date, which awards will vest ratably on each of the first three anniversaries of the grant date and be settled within ten days of the applicable vesting date in shares of the Company’s common stock; and (iv) following the Company’s 2015 annual meeting of shareholders but no later than May 31, 2015, an equity award provided for under the directors’ compensation program then in effect, which award will vest upon expiration of the Extended Term. The Fusco Amendment provides that any grant or vesting of the foregoing equity awards is conditioned upon Mr. Fusco’s remaining employed by the Company on such grant or vesting date, respectively, except as described below. In the event of a change in control of the Company, the restricted stock will immediately become fully vested. In the event that Mr. Fusco’s employment is terminated by the Company without “cause” or by him for “good reason” within twenty-four months following a change in control, the restricted stock units and performance shares will immediately become fully vested and settled within ten days of the termination date in shares of the Company’s common stock, with the performance shares settled based on performance at 100% target level. In the event that Mr. Fusco’s employment is otherwise terminated by the Company without “cause” or by him for “good reason,” (i) the restricted stock will immediately become fully vested, and (ii) the restricted stock units and performance shares will no longer be subject to continued service conditions and will be settled on their original payment dates in shares of the Company’s common stock, with the performance shares settled based on actual performance, in each case subject to Mr. Fusco’s compliance with the restrictive covenants in the Fusco Agreement through the original payment dates. If Mr. Fusco’s employment terminates by reason of disability or death, all of the equity awards will immediately become fully vested, and the restricted stock units and performance shares will be settled within ten days of the termination date in shares of the Company’s common stock, with the performance shares settled based on performance at 100% target level. If Mr. Fusco remains employed through the end of the Extended Term, the restricted stock units and performance shares will no longer be subject to continued service conditions and will be settled on their original payment dates in shares of the Company’s common stock, with the performance shares settled based on actual performance, in each case subject to Mr. Fusco’s compliance with the restrictive covenants in the Fusco Agreement through the original payment dates. In the event that Mr. Fusco’s employment is terminated by the Company for “cause” or by Mr. Fusco without “good reason,” all of his unvested equity awards will be forfeited.

Pursuant to the Fusco Amendment, Mr. Fusco will no longer be entitled to a gross up payment in the event that any amounts under the Fusco Agreement (or any other plan, program, policy or arrangement with the Company) become subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), or the interest and additional tax imposed by Code Section 409A(a)(1)(B). If any amounts will become subject to the excise tax imposed by Code Section 4999, then such amounts will be reduced so as not to become subject to such excise tax, but only if the net amount of such payments as so reduced is greater than or equal to the net amount of such payments without such reduction. Additionally, pursuant to the Fusco Amendment, Mr. Fusco is no longer entitled to an annual car allowance of $30,000.

On December 21, 2012, the Board approved an award of 276,395 shares of restricted stock under the Company’s 2008 Amended and Restated Equity Incentive Plan to Mr. Fusco in connection with his extended term. Pursuant to the terms of the Restricted Stock Agreement between the Company and Mr. Fusco, dated December 21, 2012, such restricted stock award will vest ratably on each of the first three anniversaries of the grant date, provided that Mr. Fusco remains employed by the Company on such vesting dates, except as described below. In the event of a change in control of the Company or termination of Mr. Fusco’s employment due to death, any outstanding restricted stock will immediately become fully vested. If Mr. Fusco becomes eligible to retire, any outstanding restricted stock will immediately become fully vested on the later of the date of such eligibility and the one-year anniversary of the grant date. In the event that Mr. Fusco’s employment terminates for any reason other than death or retirement, any outstanding restricted stock will be forfeited.

There were no other changes to Mr. Fusco’s compensation arrangements.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Fusco Amendment, filed herewith as Exhibit 10.1, and the Restricted Stock Agreement between the Company and Mr. Fusco, filed herewith as Exhibit 10.2, each of which are incorporated herein by reference.

Amendment to the Letter Agreement with John B. (Thad) Hill, His Appointment as President, and His Restricted Stock Award

On December 21, 2012, the Board appointed John B. (Thad) Hill, 45, as the Company’s President, effective December 21, 2012, and approved an amendment, effective December 21, 2012 (the “Hill Amendment”), to the letter agreement, dated September 1, 2008, by and between the Company and Mr. Hill (the “Hill Agreement”) to reflect such appointment. Mr. Hill has served as the Company’s Executive Vice President and Chief Commercial Officer since joining the Company on September 1, 2008, and became Chief Operating Officer in October 2010. Pursuant to the Hill Amendment, Mr. Hill will continue to serve as the Company’s Chief Operating Officer. Additionally, Mr. Hill will no longer be entitled to a gross up payment in the event that any amounts under the Hill Agreement (or any other plan, program, policy or arrangement with the Company) become subject to the excise tax imposed by Code Section 4999, or the interest and additional tax imposed by Code Section 409A(a)(1)(B). The Hill Amendment further provides that Mr. Hill will be treated as a Tier 2 participant in the Calpine Corporation Change in Control and Severance Benefits Plan.

On December 21, 2012, the Board approved an award of 74,018 shares of restricted stock under the Company’s 2008 Amended and Restated Equity Incentive Plan to Mr. Hill in connection with his appointment as the

Company’s President. Pursuant to the terms of the Restricted Stock Agreement between the Company and Mr. Hill, dated December 21, 2012, such restricted stock award will vest ratably on each of the first three anniversaries of the grant date, provided that Mr. Hill remains employed by the Company on such vesting dates, except as described below. In the event of a change in control of the Company or termination of Mr. Hill’s employment due to death, any outstanding restricted stock will immediately become fully vested. If Mr. Hill becomes eligible to retire, any outstanding restricted stock will immediately become fully vested on the later of the date of such eligibility and the one-year anniversary of the grant date. In the event that Mr. Hill’s employment terminates for any reason other than death or retirement, any outstanding restricted stock will be forfeited.

There were no other changes to Mr. Hill’s compensation arrangements. There were no arrangements or understandings by which Mr. Hill was appointed President. Neither the Company nor any of its subsidiaries was involved in any transactions, and there are no currently proposed transactions, with Mr. Hill or his immediate family that are reportable pursuant to Item 404(a) of Regulation S-K.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Hill Amendment, filed herewith as Exhibit 10.3, and the Restricted Stock Agreement between the Company and Mr. Hill, filed herewith as Exhibit 10.4, each of which are incorporated herein by reference.

Amendment to the Executive Employment Agreement with W. Thaddeus Miller and His Restricted Stock Award

On December 21, 2012, the Board approved an amendment, effective December 21, 2012 (the “Miller Amendment”) to the executive employment agreement, dated August 11, 2008, by and between the Company and W. Thaddeus Miller (the “Miller Agreement”). The Miller Amendment extends the current term of the Miller Agreement through December 31, 2015 (the “Extended Term”). Mr. Miller has served as the Company’s Executive Vice President, Chief Legal Officer and Secretary since August 2008 when he joined the Company, and will continue to be employed in such positions during the Extended Term.

Under the Miller Amendment, Mr. Miller is entitled to receive an annual base salary during the Extended Term of $762,200. The Miller Amendment also provides that Mr. Miller is entitled during the Extended Term to receive the annual cash target performance bonus that was provided for under the Miller Agreement, and that for the 2015 fiscal year, he is entitled to receive a prorated bonus based on actual achievement of 2015 performance targets, provided that he remains employed through the end of the Extended Term.

Pursuant to the Miller Amendment, Mr. Miller is entitled to receive the following equity-based awards under the Company’s 2008 Amended and Restated Equity Incentive Plan: (i) no later than December 31, 2012, restricted stock equal to 200% of Mr. Miller’s annual base salary on the grant date divided by the fair market value of a share of the Company’s common stock as of the grant date, which award will vest ratably on each of the first three anniversaries of the grant date; (ii) no later than February 28 of each of 2013, 2014 and 2015, performance shares in a number to be determined by the Compensation Committee of the Board, which awards will vest on the third anniversary of the grant date and be settled within ten days of the applicable vesting date in shares of the Company’s common stock, ranging from 0% to 200% of the number of performance shares granted, based on actual performance against predetermined threshold, target and maximum performance goals, as set forth in the applicable award agreements; and (iii) no later than February 28 of each of 2013, 2014 and 2015, restricted stock units in a number to be determined by the Compensation Committee of the Board, which awards will vest ratably on each of the first three anniversaries of the grant date and be settled within ten days of the applicable vesting date in shares of the Company’s common stock. The Miller Amendment provides that any grant or vesting of the foregoing equity awards is conditioned upon Mr. Miller’s remaining employed by the Company on such grant or vesting date, respectively, except as described below. In the event of a change in control of the Company, the restricted stock will immediately become fully vested. In the event that Mr. Miller’s employment is terminated by the Company without “cause” or by him for “good reason” within twenty-four months following a change in control, the restricted stock units and performance shares will immediately become fully vested and settled within ten days of the termination date in shares of the Company’s common stock, with the performance shares settled based on performance at 100% target level. In the event that Mr. Miller’s employment is otherwise terminated by the Company without “cause” or by him for “good reason,” (i) the restricted stock will immediately become fully vested, and (ii) the restricted stock units and performance shares will no longer be subject to continued service conditions and will be settled on their original payment dates in shares of the Company’s common stock, with the performance shares settled based on actual performance, in each case subject to Mr. Miller’s compliance with the restrictive covenants in the Miller Agreement through the original payment dates. If Mr. Miller’s employment terminates by reason of disability or death, all of the equity awards will immediately become fully vested, and the restricted stock units and performance shares will be settled within ten days of the termination date in shares of the Company’s common stock, with the performance shares settled based on performance at 100% target level. If Mr. Miller remains employed through the end of the Extended Term, the restricted stock units and performance shares will no longer be subject to continued service conditions and will be settled on their original payment dates in shares of the Company’s common stock, with the performance shares settled based on actual performance, in each case subject to Mr. Miller’s compliance with the restrictive covenants in the Miller Agreement through the original payment dates. In the event that Mr. Miller’s employment is terminated by the Company for “cause” or by Mr. Miller without “good reason,” all of his unvested equity awards will be forfeited.

Pursuant to the Miller Amendment, Mr. Miller will no longer be entitled to a gross up payment in the event that any amounts under the Miller Agreement (or any other plan, program, policy or arrangement with the Company) become subject to the excise tax imposed by Code Section 4999, or the interest and additional tax imposed by Code Section 409A(a)(1)(B). If any amounts will become subject to the excise tax imposed by Code Section 4999, then such amounts will be reduced so as not to become subject to such excise tax, but only if the net amount of such payments as so reduced is greater than or equal to the net amount of such payments without such reduction.

On December 21, 2012, the Board approved an award of 84,267 shares of restricted stock under the Company’s 2008 Amended and Restated Equity Incentive Plan to Mr. Miller in connection with his extended term. Pursuant to the terms of the Restricted Stock Agreement between the Company and Mr. Miller, dated December 21, 2012, such restricted stock award will vest ratably on each of the first three anniversaries of the grant date, provided that Mr. Miller remains employed by the Company on such vesting dates, except as described below. In the event of a change in control of the Company or termination of Mr. Miller’s employment due to death, any outstanding restricted stock will immediately become fully vested. If Mr. Miller becomes eligible to retire, any outstanding restricted stock will immediately become fully vested on the later of the date of such eligibility and the one-year anniversary of the grant date. In the event that Mr. Miller’s employment terminates for any reason other than death or retirement, any outstanding restricted stock will be forfeited.

There were no other changes to Mr. Miller’s compensation arrangements.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Miller Amendment, filed herewith as Exhibit 10.5, and the Restricted Stock Agreement between the Company and Mr. Miller, filed herewith as Exhibit 10.6, each of which are incorporated herein by reference.

Amendment to the Change in Control and Severance Benefits Plan

Effective December 21, 2012, the Board approved an amendment (the “Plan Amendment”) to the Calpine Corporation Change in Control and Severance Benefits Plan, as amended (the “Plan”). Pursuant to the Plan Amendment, Tier 1, Tier 2 and Tier 3 participants will no longer be entitled to a gross up payment in the event that any benefit or payment by the Company (whether paid or payable or distributed or distributable pursuant to the terms of the Plan or otherwise, including any acceleration of vesting or payment) is determined to be subject to the excise tax imposed by Code Section 4999. If any amounts will become subject to the excise tax imposed by Code Section 4999, then such amounts will be reduced so as not to become subject to such excise tax, but only if the net amount of such payments as so reduced is greater than or equal to the net amount of such payments without such reduction.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Calpine Corporation Change in Control and Severance Benefits Plan, as amended, filed herewith as Exhibit 10.7 and incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment to the Executive Employment Agreement between the Company and Jack A. Fusco, dated December 21, 2012.*

10.2	Restricted Stock Award Agreement between the Company and Jack A. Fusco, dated December 21, 2012.*

10.3	Amendment to the Letter Agreement between the Company and John B. (Thad) Hill, dated December 21, 2012.*

10.4	Restricted Stock Award Agreement between the Company and John B. (Thad) Hill, dated December 21, 2012.*

10.5	Amendment to the Executive Employment Agreement between the Company and W. Thaddeus Miller, dated December 21, 2012.*

10.6	Restricted Stock Award Agreement between the Company and W. Thaddeus Miller, dated December 21, 2012.*

10.7	Calpine Corporation Change in Control and Severance Benefits Plan.*

*	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date: December 27, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to the Executive Employment Agreement between the Company and Jack A. Fusco, dated December 21, 2012.*

10.2	Restricted Stock Award Agreement between the Company and Jack A. Fusco, dated December 21, 2012.*

10.3	Amendment to the Letter Agreement between the Company and John B. (Thad) Hill, dated December 21, 2012.*

10.4	Restricted Stock Award Agreement between the Company and John B. (Thad) Hill, dated December 21, 2012.*

10.5	Amendment to the Executive Employment Agreement between the Company and W. Thaddeus Miller, dated December 21, 2012.*

10.6	Restricted Stock Award Agreement between the Company and W. Thaddeus Miller, dated December 21, 2012.*

10.7	Calpine Corporation Change in Control and Severance Benefits Plan.*

*	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 26, 2012.